Exhibit 99.1

Contacts:

Media	Investor Relations
Stacey Jones	Sean Meakim
(980) 378-6258	(704) 627-6200
stacey.jones@honeywell.com	sean.meakim@honeywell.com

HONEYWELL BOARD OF DIRECTORS APPROVES SPIN-OFF OF
SOLSTICE ADVANCED MATERIALS

•Spin-off distribution remains on track for October 30, 2025
•Solstice will be a pure-play specialty materials company with leading market positions in refrigerants, semiconductor materials, data center cooling, alternative energy, protective fibers, and healthcare packaging solutions

CHARLOTTE, N.C., October 16, 2025 -- Honeywell (NASDAQ: HON) today announced that its Board of Directors has formally approved the planned spin-off of Solstice Advanced Materials. This approval represents a significant milestone in the separation process, which remains on track for completion on October 30, 2025.
At 12:01 a.m. Eastern Time on October 30, 2025, Honeywell will distribute all of the issued and outstanding shares of Solstice common stock pro rata to Honeywell shareowners of record on October 17, 2025, on the basis of one share of Solstice common stock for every four shares of Honeywell common stock held as of the close of business on the Record Date. The distribution is subject to the satisfaction or waiver of certain conditions, as set forth in the form of Separation and Distribution Agreement filed with the U.S. Securities and Exchange Commission as part of Solstice’s registration statement on Form 10.
“Today’s announcement clears the path to establishing Solstice as an independent, industry-leading advanced materials company, and importantly, reflects the continued successful execution of Honeywell’s transformation,” said Vimal Kapur, Chairman and CEO of Honeywell. “I am confident that Solstice will be well-positioned to maximize long-term value for customers, employees and shareowners.”
Solstice common stock is expected to begin trading on the Nasdaq Stock Market LLC under the ticker symbol "SOLSV" on a "when-issued" basis on or about October 20, 2025. Solstice common stock is expected to begin "regular-way" trading on the Nasdaq under the ticker symbol "SOLS" on October 30, 2025.
Beginning on or about October 20, 2025 and continuing through October 29, 2025, it is expected that there will be two markets in Honeywell common stock on the Nasdaq: a "regular-way" market under Honeywell's current ticker symbol "HON," in which Honeywell shares will trade with the right to receive shares of Solstice common stock on the Distribution Date, and an "ex distribution" market under the ticker symbol "HONIV", in which Honeywell shares will trade without the right to receive shares of Solstice common stock on the Distribution Date.

About Honeywell
Honeywell is an integrated operating company serving a broad range of industries and geographies around the world. Our business is aligned with three powerful megatrends – automation, the future of aviation and energy transition – underpinned by our Honeywell Accelerator operating system and Honeywell Forge IoT platform. As a trusted partner, we help organizations solve the world's toughest, most complex challenges, providing actionable solutions and innovations through our Aerospace Technologies, Industrial Automation, Building Automation and Energy and Sustainability Solutions business segments that help make the world smarter, safer, as well as more secure and sustainable. For more news and information on Honeywell, please visit www.honeywell.com/newsroom.

About Solstice Advanced Materials
Solstice Advanced Materials is a leading global specialty materials company that advances science for smarter outcomes. Solstice offers high-performance solutions that enable critical industries and applications, including refrigerants, semiconductor manufacturing, data center cooling, alternative energy, protective fibers, healthcare packaging and more. Solstice is recognized for developing next-generation materials through some of the industry's most renowned brands such as Solstice®, Genetron®, Aclar®, Spectra®, Fluka™, and Hydranal™. Partnering with over 3,000 customers across more than 120 countries and territories and supported by a robust portfolio of over 5,700 patents, Solstice’s approximately 4,000 employees worldwide drive innovation in materials science. For more information, visit advancedmaterials.honeywell.com.

Additional Information
Honeywell uses our Investor Relations website, www.honeywell.com/investor, as a means of disclosing information which may be of interest or material to our investors and for complying with disclosure obligations under Regulation FD. Accordingly, investors should monitor our Investor Relations website, in addition to following our press releases, SEC filings, public conference calls, webcasts, and social media.

Forward-Looking Statements
We describe many of the trends and other factors that drive our business and future results in this release. Such discussions contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that address activities, events, or developments that management intends, expects, projects, believes, or anticipates will or may occur in the future. They are based on management's assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments, and other relevant factors, many of which are difficult to predict and outside of our control. They are not guarantees of future performance, and actual results, developments and business decisions may differ significantly from those envisaged by our forward-looking statements. We do not undertake to update or revise any of our forward-looking statements, except as required by applicable securities law. Our forward-looking statements are also subject to material risks and uncertainties, including ongoing macroeconomic and geopolitical risks, such as changes in or application of trade and tax laws and policies, including the impacts of tariffs and other trade barriers and restrictions, lower GDP growth or recession in the U.S. or globally, supply chain disruptions, capital markets volatility, inflation, and certain regional conflicts, that can affect our performance in both the near- and long-term. In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this release can or will be achieved. Some of the important factors that could cause Honeywell's actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) the ability of Honeywell to effect the spin-off transaction described above and to meet the conditions related thereto; (ii) the possibility that the spin-off transaction will not be completed within the anticipated time period or at all; (iii) the possibility that the spin-off transaction will not achieve its intended benefits; (iv) the impact of the spin-off transaction on Honeywell's businesses and the risk that the spin-off transaction may be more difficult, time-consuming or costly than expected, including the impact on Honeywell's resources, systems, procedures and controls, diversion of management's attention and the impact and possible disruption of existing relationships with regulators, customers, suppliers, employees and other business counterparties; (v) the possibility of disruption, including disputes, litigation or unanticipated costs, in connection with the spin-off transaction; (vi) the uncertainty of the expected financial performance of Honeywell or Solstice following completion of the spin-off transaction; (vii) negative effects of the announcement or pendency of the spin-off transaction on the market price of Honeywell's securities and/or on the financial performance of Honeywell; (viii) the ability to achieve anticipated capital structures in connection with the spin-off transaction, including the future availability of credit and factors that may affect such availability; (ix) the ability to achieve anticipated credit ratings in connection with the spin-off transaction; (x) the ability to achieve anticipated tax treatments in connection with the spin-off transaction and future, if any, divestitures, mergers, acquisitions and other portfolio changes and the impact of changes in relevant tax and other laws; and (xi) the failure to realize expected benefits and effectively manage and achieve anticipated synergies and operational efficiencies in connection with the spin-off transaction and completed and future, if any, divestitures, mergers, acquisitions, and other portfolio management, productivity and infrastructure actions. These forward-looking statements should be considered in light of the information included in this release, our Form 10-K and other filings with the SEC. Any forward-looking plans described herein are not final and may be modified or abandoned at any time.